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                            Exhibit 10.24

                           February 14, 2000

IFR SYSTEMS, INC.
10200 West York Street
Wichita, KS  67215
Attention:  Chief Financial Officer

Dear Sir:

     Reference is hereby made to that certain Amended and Restated Credit Agreement dated as of March 19, 1998 by and among IFR Systems, Inc., a Delaware corporation (the "BORROWER"), the lenders from time to time parties thereto (collectively, the "LENDERS") and Bank One, NA (formerly known as The First National Bank of Chicago), as one of the Lenders and in its capacity as contractual representative (the "AGENT") on behalf of itself and the other Lenders (as amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"). Terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

     The Borrower has informed the Lenders that certain Defaults have occurred as a result of the Company's noncompliance with (i) the Minimum Fixed Charge Coverage Ratio financial covenant set forth in Section 7.4(A) of the Credit Agreement, and (ii) the Maximum Leverage Ratio financial covenant set forth in Section 7.4(B) of the Credit Agreement, in each case for the fiscal period ending on December 31, 1999 (collectively, the "Specified Defaults"). In accordance with the provisions of SECTION 9.3 of the Credit Agreement, the Borrower has requested that, subject to the terms hereof, the Required Lenders waive the Specified Defaults; PROVIDED, that in any event this waiver shall expire on [March 15, 2000] if definitive agreements representing the amendment and restatement of the Credit Agreement on terms satisfactory to the Required Lenders and consistent with the Amendment Term Sheet attached hereto as Exhibit A shall not have been executed by the Borrower on or before such date.

     Subject to the terms set forth herein, the Required Lenders hereby agree to such waiver.

                                            Very truly yours,

                                            BANK ONE, NA (FORMERLY KNOWN AS
                                            THE FIRST NATIONAL BANK OF
                                            CHICAGO), as Agent and as a Lender


                                            By: ____________________________
                                            Name:
                                            Title:


CONSENT LETTER DATED AS OF
FEBRUARY 14, 2000

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                                    INTRUST BANK, as a Lender


                                    By: ____________________________
                                    Name:
                                    Title:


                                    THE BANK OF NOVA SCOTIA, as a Lender


                                    By: ____________________________
                                    Name:
                                    Title:


                                    HARRIS TRUST AND SAVINGS BANK,
                                    as a Lender


                                    By: ____________________________
                                    Name:
                                    Title:


                                    NATIONAL WESTMINSTER BANK PLC,
                                    as a Lender


                                    By: ____________________________
                                    Name:
                                    Title:


                                    UNION BANK OF CALIFORNIA, N.A.,
                                    as a Lender


                                    By: ____________________________
                                    Name:
                                    Title:


CONSENT LETTER DATED AS OF
FEBRUARY 14, 2000

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                                    LLOYDS TSB BANK PLC, as a Lender


                                    By: ____________________________
                                    Name:
                                    Title:


CONSENT LETTER DATED AS OF
FEBRUARY 14, 2000